                                                                   Exhibit 10.54

                                                [LOGO OF WIRELESS KNOWLEDGE(TM)]

                Application Service Provider Reseller Agreement

This Application Service Provider Reseller Agreement (the "Agreement") is made as of October - 27th, 2000 ("Effective Date") by and between Wireless Knowledge, Inc., a Delaware corporation, with a place of business at 6215 Ferris Square, San Diego, CA ("Wireless Knowledge"), and Insynq, Inc., a Delaware corporation, with a place of business at 1101 Broadway Plaza, Tacoma, WA ("Reseller").

Objective
---------
The creation of a reseller partnership whereby Wireless Knowledge offers Reseller discounted pricing, professional services, sales and marketing support for Wireless Knowledge's Workstyle Server(TM) and whereby Reseller purchases Workstyle Server and offers it as a hosted, value-added extension of Mircosoft Exchange to its customer base.

Offering
--------

     (1)  Term
          ----
          The term of this Agreement is for a period of one year commencing on the Effective Date ("Term"). The Term shall automatically renew for successive one-year periods unless one party provides the other party written notice of its intent to terminate this Agreement at least 60 days prior to the conclusion of the original or any renewal Term.

     (2)  Reseller Certificate
          --------------------
          Reseller shall furnish a copy of its Reseller Certificate upon execution of this Agreement. Reseller is responsible for collecting and reporting all applicable sales taxes related to Workstyle Server sales to Reseller's customers.

     (3)  Government Channel Exception
          ----------------------------
          Reseller may resell hosted Workstyle to any Customers with the exception of Government Channel. "Government Channel" is defined as any enterprise that is a government entity located within North America, including without limitation, the governments of the United States, its territories and possessions, any State, the District of Columbia, or any political subdivision, agency or military unit of any of the preceding.

     (4)  Subscription
          -------------
          Workstyle Server is sold on a subscription basis. Retail subscriptions are purchased as an up-front, annual fee per subscription or user. Wireless Knowledge will offer "pay-as-you-go" pricing to Reseller. Reseller can check subscriptions into and out of the Workstyle Sub Bank as needed (refer to the

                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

          Workstyle Server Planning and Installation Guide). Wireless Knowledge will issue an invoice monthly for the total number of subscriptions the Reseller has checked out of the Workstyle Sub Bank at a specified date and time each month ("Close Date") to be agreed upon by both parties.

     (5)  Retail Pricing
          --------------
          The following table establishes suggested retail pricing (SRP) for Workstyle Server and optional premium technical support, both paid as an up-front, annual fee per subscription.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBSCRIPTION PACKAGES
-----------------------------------------------------------------------------------------------------------------------------------
Description                                    Retail                 50 Pack                 250 Pack                 1000 Pack
-----------------------------------------------------------------------------------------------------------------------------------
Workstyle for Exchange 5.5                  Total Pack               $5997.50                $28,737.50                $109,950.00
                                      ---------------------------------------------------------------------------------------------
Annual Subscription Pricing                    SKU#                SUBWSME0050D            SUBWSME00250D             SUBWSME010000D
                                      ---------------------------------------------------------------------------------------------
                                             Per Sub                  $119.95                 $114.95                    $109.95
                                      ---------------------------------------------------------------------------------------------
                                            (Monthly)                   $10                    $9.58                      $9.16
-----------------------------------------------------------------------------------------------------------------------------------
Optional -                                 Total Add-on              $1199.50                 $5747.50                  $21,900.00
                                      ---------------------------------------------------------------------------------------------
Premium Technical Support                      SKU#                   DSUP0050                DSUP0250                   DSUP1000
                                      ---------------------------------------------------------------------------------------------
Annual Subscription Pricing                  Per Sub                  $23.99                   $22.99                     $21.99
                                      ---------------------------------------------------------------------------------------------
                                            (Monthly)                   $2                     $1.92                      $1.83
                                      ---------------------------------------------------------------------------------------------
                                           % of Sub                     20%                     20%                        20%
-----------------------------------------------------------------------------------------------------------------------------------

     (6)  Reseller Pricing
          ----------------
          Wireless Knowledge agrees to discount Workstyle Server pricing to Reseller for each Subscription issued or renewed by Reseller to an End User based on the total number of subscriptions the Reseller has checked out of the Workstyle Sub Bank at the Close Date. Price per subscription may vary month-to-month depending on the total number of subscriptions at the Close Date. As an option, Wireless Knowledge offers a discount to Reseller for Premium Technical Support as an additional fee of 10% of price per sub for any volume of subscriptions that Reseller has checked out of the Workstyle Sub Bank at the Close Date. Payment shall be due within thirty (30) days of the invoice date.

-----------------------------------------------------------------------------------------------------------------------------------
 Total % of Subscriptions
Checked Out at End of Month        Reseller Monthly Price Per Sub          Reseller Savings Over SRP
-----------------------------------------------------------------------------------------------------------------------------------
         1-249 subs                         $7.25 per sub                    $2.75 per sub or 27.5%
-----------------------------------------------------------------------------------------------------------------------------------
       250-999 subs                         $6.75 per sub                    $2.83 per sub or 30%
-----------------------------------------------------------------------------------------------------------------------------------
     1000-2499 subs                         $6.00 per sub                    $3.16 per sub or 34.5 %
-----------------------------------------------------------------------------------------------------------------------------------
     2500-4999 subs                         $5.25 per sub
-----------------------------------------------------------------------------------------------------------------------------------
     5000-9999 subs                         $4.75 per sub
-----------------------------------------------------------------------------------------------------------------------------------
       *10,000 subs                         $4.00 per sub
-----------------------------------------------------------------------------------------------------------------------------------
  Optional Premium Technical Support                 Add-on 10% of price per sub for any volume
-----------------------------------------------------------------------------------------------------------------------------------

     (7)  Maintenance and Technical Support
          ---------------------------------
          Included in the subscription price, Wireless Knowledge will provide Reseller with Workstyle Server bug fixes, service packs, and upgrades as available and

                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION
          ongoing technical support to Reseller's IT personnel. Reseller's IT personnel are responsible for providing direct support to Reseller's customer base. Standard technical support is available Monday through Friday, 5 AM to 5 PM Pacific Standard Time, except holidays. As an option, Reseller may purchase premium technical support for assistance 24 hours per day, 7 days per week.

     (8)  Fees; Taxes
          -----------
          The amounts to be paid by Reseller to Wireless Knowledge herein do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement, including, without limitation, any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the sales or renewals of subscriptions by Reseller under this Agreement. All such taxes (and any interest, penalties or other additions to any such taxes), excluding taxes imposed on Wireless Knowledge's net income or with respect to Wireless Knowledge's property ownership, shall be the collection and financial responsibility of Reseller. Reseller will be responsible for the billing, collecting and remitting of sales, use, value added, and other comparable taxes determined by Reseller to be due from End Users. Wireless Knowledge is not liable for any taxes, including without limitation income taxes, withholdings, value added, franchise, gross receipts, sales, use property or similar taxes, duties, levies, fees, excises or tariffs incurred in connection with the Workstyle Server Software Product distributed by Reseller, subscriptions issued or renewed by Reseller, or related to the sale of Reseller's products. Reseller takes full responsibility for all such taxes, including penalties, interest and other additions thereon. Reseller agrees to indemnify, defend and hold Wireless Knowledge harmless from any such taxes or claims, causes of action, costs (including reasonable attorney's fees) and any other liabilities of any nature whatsoever related to such taxes.

     (9)  Internal Use
          ------------
          Reseller pricing outlined in (6) is extended for Reseller's internal use of Workstyle Server.

     (10) Beta Site
          ---------
          Upon execution of this Agreement, Reseller will be considered as an official beta site for future software releases and new products from Wireless Knowledge.

     (11) Ownership Rights
          ----------------
          Reseller acknowledges and agrees that Wireless Knowledge retains all title and rights to the Workstyle Server Software Product and any modifications or improvements thereto (including, without limitation, any modifications and improvements derived from suggestions by Reseller, or by potential or actual


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAl INFORMATION
          customers or any other third party, for modifications, improvements or other enhancements to the Workstyle Server Software), except for the rights expressly licensed herein, and to all copies and all related documentation and materials. Reseller will disclose in writing the foregoing ownership rights of Wireless Knowledge to the Workstyle Server before soliciting or receiving suggestions for improvements, modifications or other enhancements to the software from actual or potential customers or any other third party. Reseller acknowledges and agrees that the Workstyle Server software is a trade secret of Wireless Knowledge, and that unauthorized copying of the Workstyle Server software, including modification, merger or inclusion with any other software or products, is expressly forbidden.

Professional Services
---------------------

     (1)  Workstyle Server Implemention and Training
          ------------------------------------------
          Reseller agrees to engage Wireless Knowledge's Professional Services to plan the secure implementation of Workstyle Server within the Reseller's network, to install the Workstyle Server and to properly train Reseller's personnel to operate and support the Workstyle Server. Reseller agrees to compensate Wireless Knowledge for the services outlined below at a fixed price of $10,000 plus any pre-approved, reasonable travel and related expenses.

           .   Project Manage implementation and training process
           .   Assess Reseller's current environment
           .   Identify security requirements
           .   Create design to integrate Workstyle Server into Reseller's infrastructure in compliance with architectural and security requirements
           .   Install Workstyle Server in accordance with design
           .   Verify Workstyle Server functionally and performance
           .   Train Reseller's IT personnel on supporting the Workstyle Server and using the Admin tools; and
           .   Provide access to web-based end-user training materials

     (2)  Additional Services
          -------------------
          Reseller may contract with Wireless Knowledge to provide additional services including, but not limited to, sales and technical training, consulting, custom application development and systems engineering. These services will result in additional fees, to be agreed upon by both parties.

     (3)  Client Wireless Customization
          -----------------------------
          Reseller will commit to using Wireless Knowledge Professional Services for Client wireless customization upon Reseller's acceptance of Wireless Knowledge's Professional Services capabilities and rates to be agreed upon by both parties.


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

(4) Reseller shall use only the Wireless Knowledge Professional Services organization (or such other professional services as Wireless Knowledge may authorize from time to time), to install the Workstyle Server.

Sales and Marketing Support
---------------------------

(1)  Trade Name, Trade Marks and Service Marks
     -----------------------------------------
     Each party shall be allowed to use the trademarks, service marks, logos, trade names or similar designations ("Authorized Marks") of the other party for brand awareness, marketing materials (defined below) and similar uses to promote Workstyle Server, subject to any usage guidelines as a party may deliver to the other party time to time.

(2)  Collateral
     ----------
     Reseller's marketing collateral will contain the powered by Wireless Knowledge logo.

(3)  Partner Site
     ------------
     Wireless Knowledge will provide Reseller access to a Partner Site that contains sales and marketing materials for Reseller to use in its sales and marketing efforts, including data sheets and white papers.

(4)  Web Sites
     ---------
     Wireless Knowledge agrees to display Reseller's logo and link on its web site. Reseller agrees to display Wireless Knowledge's logo and link on its web site.

(5)  Press Release
     -------------
     Upon execution of this Agreement, Wireless Knowledge and Reseller will have the right to issue one or more mutually acceptable press releases, which frame the relationship and working commitment.

(6)  Reseller Representations, Warranties and Covenants
     --------------------------------------------------

          a. Reseller agrees to provide Wireless Knowledge with copies of all brochures, advertisements, direct mail materials and all other marketing materials regarding the Workstyle Server for Wireless Knowledge's prior review and approval. The purpose of such review shall be to verify the accuracy of such materials with respect to the Workstyle Server and the appropriate usage of Wireless Knowledge's trademarks and proprietary notices (including, without limitation, trademark and copyright notices). Reseller agrees to correct all errors and omissions as reasonably required by Wireless Knowledge prior to the distribution of such materials. Reseller shall provide Wireless Knowledge with copies of such materials sufficiently in

                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION
          advance to allow adequate time for review and for Reseller to correct any errors or omissions. Wireless Knowledge shall approve or disapprove of such materials within five (5) business days of receipt from Reseller. Reseller agrees not to make any use of the trademarks, logos or trade names of Microsoft Corporation or Qualcomm, Incorporated, or any other Wireless Knowledge affiliate without the advance written consent of each such company;

               b. Reseller shall designate an employee as the contact person for the administration of this Agreement and advise Wireless Knowledge of the employee's name address and phone numbers. Such designated employee shall be responsible for all contact with Wireless Knowledge regarding the Workstyle Server and this Agreement.

Miscellaneous
-------------

     (1)  Relationship of Parties.
          -----------------------
          The Parties expressly understand and agree that Reseller is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. Wireless Knowledge is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Reseller, nor with Reseller's employment of other persons or incurring of other expenses. The relationship between Wireless Knowledge and Reseller shall not be that of partners, agents, or joint ventures for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purpose, including but not limited to federal income tax purposes.

     (2)  Limitations of Warranties; Indemnity; Liability
          -----------------------------------------------

               a. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, WIRELESS KNOWLEDGE MAKES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE PRODUCT WHICH IS PROVIDED AS IS.

               b. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BY LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               c. THE ENTIRE LIABILITY OF WIRELESS KNOWLEDGE FOR ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL NOT


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

     EXCEED THE AGGREGATE AMOUNTS PAID TO WIRELESS KNOWLEDGE HEREUNDER WITHIN THE PRECEEDING YEAR. BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY, THE ABOVE LIMITATION MAY NOT APPLY IN ALL INSTANCES.


(3)  Termination
     -----------

          a. This Agreement may be terminated by either Party by written notice to the other Party if the other Party materially breaches any provision of this Agreement and such breach is not cured within 30 days after the breaching Party receives written notice thereof.

          b. In no event shall Wireless Knowledge incur any liability whatsoever for any damage, loss or expenses, of any kind suffered or incurred by Reseller (or for any compensation to Reseller) arising from or incident to any termination of this Agreement by Wireless Knowledge that complies with the terms of the Agreement.

          c. Upon termination of this Agreement by either Party or naturally at the end of the Term: (i) all rights and obligations of the Parties hereunder shall terminate, except that licenses granted to End Users and Subscriptions issued to or renewed by Subscribers in accordance with this Agreement will remain in effect in accordance with their terms; and (ii) Reseller will immediately cease use of and return to Wireless Knowledge all Workstyle Server, software, documentation, other proprietary information, master disks, catalogues and literature in its possession, custody or control in whichever form held (including all copies or embodiments thereof) and will cease using any trademarks, trade names, service marks and other designations of Wireless Knowledge. Notwithstanding the foregoing, Reseller shall be obligated to pay Wireless Knowledge the fees set forth in Section 6 of this Agreement for Subscriptions issued or renewed by Reseller to the extent not paid prior to termination or expiration of this Agreement. At the option of Wireless Knowledge, Wireless Knowledge shall assume all agreements with existing End Users and Subscribers, who shall revert back to Wireless Knowledge for continued support and future sales and renewals of Subscriptions.

          d. Within ten (10) days of termination of this Agreement, Reseller shall report to Wireless Knowledge, in writing, the services Reseller is obligated to supply existing customers.

(4)  Indemnification
     ---------------
     Wireless Knowledge and Reseller (each, an Indemnifying Party) shall indemnify, defend and hold harmless the other and its affiliates (including

                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION
     majority shareholders), officers, directors, employees and agents (each, an Indemnified Party), from and against any and all damages, losses, liabilities and expenses (including reasonable attorney's fees) arising out of or relating to any claims, actions or other proceedings that result from the Indemnifying Parties (i) intentional misconduct, gross negligence, or fraud, (ii) material breach of any representation or warranty made herein,
     (iii) products or services (including, without limitation, any claims that such products or services infringe any United States patent, copyright, trademark, trade secret or any other proprietary right of any third party),
     (iv) acts or omissions, or (v) misrepresentations in the marketing or other promotion of its products or services or the Indemnified Parties products or services (except to the extent such misrepresentation is contained in any documentation or marketing material supplied by the Indemnified Party).

(5)  Non-exclusive
     -------------
     The rights of the parties are non-exclusive and either party may promote and market products or services of other suppliers that are competitive with the products and services provided by the other party.

(6)  Restrictions
     ------------

          a. Reseller shall not reverse engineer, decompile or disassemble the Software Product except as otherwise specifically permitted by law.

          b. Reseller agrees that it will not modify, make improvements to or otherwise alter the Software Product.

(7)  Confidentiality
     ---------------
     Reseller agrees that the Software Product and all code, inventions, algorithms, know-how and ideas it obtains from Wireless Knowledge and all other business, technical and financial information it obtains from Wireless Knowledge are the confidential property of Wireless Knowledge ("Proprietary Knowledge"). Except as expressly and unambiguously allowed herein, Reseller agrees that it will not disclose any Proprietary Knowledge without the prior written consent of Wireless Knowledge and will protect any Proprietary Knowledge from improper use or disclosure.

(8)  Governing Law and Legal Actions
     -------------------------------
     This Agreement shall be governed by and construed under the laws of the State of California without regard to its conflicts of laws provisions. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts having within their jurisdiction San Diego County, California, and both Parties consent to the jurisdiction of such courts. In any action or arbitration proceeding to enforce rights under this


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

          Agreement, the prevailing Party shall be entitled to recover reasonable costs and attorneys' fees.

     (9)  Dispute Resolution
          ------------------
          The parties agree that any disputes concerning the subject matter of this Agreement are first to be escalated to a vice president-level person at each party who will have three (3) business days to resolve the dispute. If the parties are unable to resolve any dispute through negotiation the dispute will be submitted for mediation under the CPR Mediation Procedure for Business Disputes. Unless the parties agree otherwise, the mediator will be selected from the CPR Panel of Neutrals. If the matter has not been resolved pursuant to the aforesaid mediation procedure within 45 days after appointment of the mediator (which period may be extended by mutual consent of the parties) the parties will submit the dispute to binding arbitration. The arbitration shall be in accordance with the CPR Non-Administered Arbitration Rules, and conducted before a single arbitrator. The decision of the arbitrator shall be binding upon the parties and judgement upon the award may be entered by any court having jurisdiction thereof. Unless otherwise agreed, the arbitration shall take place in San Diego, CA.

          The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement. The prevailing Party in any such arbitration shall be entitled to recover its reasonable attorneys fees, arbitrator's fee and costs, in connection with such proceeding.

     (10) Notices
          -------
          All notices and other communications given under this Agreement shall be deemed to have been duly given when sent by facsimile (with confirmation in writing), or delivered personally or on the third business day after being sent by overnight courier service, registered or certified first class United States mail (postage prepaid, return receipt requested) to the Parties at the facsimile number or address set forth herein or at such other address as shall be furnished by the Parties by like notice.

     (11) Entire Agreement
          ----------------
          This Agreement, including all Attachments hereto, which are hereby incorporated herein by reference, together contain the entire understanding between the Parties hereto concerning the subject matter addressed in this Agreement, and supersede all proposals, oral or written, all negotiations, conversations, or discussions between or among Parties relating to the subject matter of this Agreement and all past dealing or industry custom.

     (12) Severability
          ------------


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

          If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(13)      Successors and Assigns
          ----------------------
          This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective legal representatives, successors and assigns. Neither Party may assign or transfer its right, benefits, interests, duties or obligations under this Agreement without the prior written consent of the other Party; provided however, a Party shall have the right, without the other Party's consent, to assign or otherwise transfer this Agreement to any entity into which such Party may be merged or consolidated or which purchases or otherwise acquires all or substantially all of the assets of such Party provided that (i) such assigning Party shall not be released from its obligations hereunder, (ii) the assignee shall be subject to all of the provisions of this Agreement, and (iii) the assignee is not a competitor of the non-assigning Party.

(14)      Reseller's Governmental Approval Obligations
          --------------------------------------------
          Reseller shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary or advisable for the performance of all of the terms and conditions of this Agreement, and if applicable, including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of this Agreement.

(15)      Export Controls
          ---------------
          Reseller acknowledges that the distribution of the Software Product is subject to the export control laws and regulations of the United States of America, and any amendments thereof, which restrict exports and re-exports of software, technical data, and direct products of technical data, including services derived from use of the Software Product (the "Direct Products"). Reseller agrees that it will not export or re-export any Software Products or Direct Products, or any information and documentation related thereto, directly or indirectly, without first obtaining permission to do so as required from the United States of America Department of Commerce's Bureau of Export Administration, or other appropriate governmental agencies, to any countries, end-users, or for any end-users that are restricted by U.S. export laws and regulations, and any amendments thereof, which include, but are not limited to, the following: (i) restricted countries: Cuba, Iran, Iraq, Libya, North Korea, Sudan, Syria and
          Vietnam: (ii) restricted end users: any end user whom Reseller knows or has reason to know will use Software Products or Direct Products in the design, development, or production of missiles and missile technology, nuclear


                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION
weapons and weapons technology, or chemical and biological weapons; (iii) restricted end uses: any use of Software Products and Direct Products related to the design, development, or production of missiles and missile technology, nuclear weapons and weapons technology, or chemical and biological weapons. These restrictions may change from time to time. This Section 10.10 shall not be construed to give Reseller has the right to sell or distribute the Software Product outside of the Territory.

                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION

Wireless Knowledge, Inc.            Insynq, Inc
                                 ----------------------

/s/ Dave Whalen                  /s/ James R. Leigh III
----------------------           ----------------------
Authorized Signature             Authorized Signature


  DAVE WHALEN                      James R. Leigh III
----------------------           ----------------------
Printed Name                     Printed Name

  V P                               President and CTO
----------------------           ----------------------
Title                            Title

  10/31/00                          10/27/00
----------------------           ----------------------
Date                             Date



                              Wireless Knowledge
                    PROPRIETARY & CONFIDENTIAL INFORMATION